Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2259

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2023-1

(the “Portfolio”)

Supplement to the Prospectus

Effective January 13, 2023, Jefferies Financial Group, Inc. (the “Company”) (ticker: JEF) has distributed all common stock of Vitesse Energy, Inc. (“Vitesse”) (ticker: VTS) owned by the Company (the “Spin-Off”) to holders of the Company’s common stock as of the close of business on December 27, 2022 (the “Record Date”). In connection with the Spin-Off, the Portfolio will receive 1 share of Vitesse for every 8.5 shares of the Company’s common stock that it owed as of the Record Date. The Portfolio will continue to hold and buy shares of each of the Company and Vitesse.

Supplement Dated: January 17, 2023